UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2009

FENARIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-151419	26-0299388
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2533 N. Carson St., Suite 5018
Carson City, Nevada
(Address of Principal Executive Offices)

89706
(Zip Code)

(775) 546-2010
(Registrant’s Telephone Number, Including Area Code)

     410 Park Ave., 15th Floor, New York, New York 110022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 4, 2009, Fenario, Inc., a Nevada corporation (the “Registrant”) changed its principal independent accountants. On such date, Wolinetz, Lafazan & Company P.C. was terminated as the Registrant’s independent registered public accounting firm and the Registrant retained Robison, Hill & Co. as its principal independent accountants. The decision to change accountants was approved by the Registrant’s Board of Directors.

Termination of Wolinetz, Lafazan & Company P.C.

Wolinetz, Lafazan & Company P.C. was the independent registered public accounting firm for the Registrant’s from May 11, 2007 (inception) until November 4, 2009. None of  Wolinetz, Lafazan & Company P.C. reports on the Registrant’s financial statements as of March 31, 2009 and 2008 and for the year ended March 31, 2009 and the period from May 11, 2007 (inception) to March 31, 2008, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Wolinetz, Lafazan & Company P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports except that Wolinetz, Lafazan & Company P.C.reported that certain factors, including the Company having incurred operating losses for the year ending March 31, 2009 and the period from May 11, 2007 (inception) to March 31, 2008, having no revenues, and not having commenced planned principal operations raised substantial doubt about the Company’s ability to continue as a going concern. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Wolinetz, Lafazan & Company P.C. served as the Registrant’s independent registered public accounting firm.

The Registrant has provided Wolinetz, Lafazan & Company with a copy of this disclosure and has requested that Wolinetz, Lafazan & Company furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Wolinetz, Lafazan & Company addressed to the Securities and Exchange Commission dated November 6, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Engagement of Robison, Hill & Co.

Prior to November 4, 2009, the date that Robison, Hill & Co. was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Robison, Hill & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Robison, Hill & Co. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue;

Item 9.01 Financial Statements and Exhibits

(c) Exhibits: 16.1- Letter from Wolinetz Lafazan & Company dated November 6, 2009 addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fenario, Inc.
(Registrant)

By: /s/ Gurpartap Singh Basrai
Name: Gurpartap Singh Basrai, Title: President, Chief Executive Officer, Treasurer, Secretary and Director

Date:  November 9, 2009